Exhibit 32.1

                              CNB BANCORP, INC.

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ENACTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CNB Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William N. Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By /s/ William N. Smith
-----------------------------------------
William N. Smith, Chief Executive Officer
August 9, 2004

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                                                                 Exhibit 32.2

                              CNB BANCORP, INC.

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ENACTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CNB Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George A. Morgan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By /s/ George A. Morgan
-----------------------------------------
George A. Morgan, Chief Financial Officer
August 9, 2004